Exhibit 10.86

EXECUTION VERSION

AMENDMENT NUMBER 1 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 1, dated as of May 31, 2007 (as amended, restated or otherwise modified from time to time, the “Amendment”) to the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of September 28, 2006 (as amended, modified and supplemented from time to time in accordance with its terms, the “Agreement”), is between and among CHEMTURA CORPORATION (as successor to Crompton & Knowles Corporation) (“Chemtura”), as the initial collection agent (in such capacity, the “Initial Collection Agent”) and as a seller, BIO-LAB, INC., (“Bio-Lab”) and GREAT LAKES CHEMICAL CORPORATION (“Great Lakes”; each of Chemtura, Bio-Lab, and Great Lakes, a “Seller”), HATCO CORPORATION, a New Jersey corporation (“Hatco”), ANDEROL, INC., a New Jersey corporation (“Anderol”) (each of Hatco and Anderol, an “Additional Seller” and collectively, the “Additional Sellers”) and CROMPTON & KNOWLES RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”), and is consented to by ABN AMRO BANK N.V. (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Sellers and the Buyer have previously entered into and are currently party to the Agreement pursuant to which the Sellers agreed to sell to Buyer, and Buyer agreed to buy from each such entity, all of the Receivables and Related Assets generated by each such entity;

WHEREAS, pursuant to the Fourth Amended and Restated Receivables Sale Agreement, dated as of September 28, 2006, among the Buyer, the Initial Collection Agent, Amsterdam Funding Corporation (“Amsterdam”), Atlantic Asset Securitization LLC (“Atlantic”), Variable Funding Capital Company, LLC (“VFCC”), ABN AMRO Bank N.V. as the Agent and as Amsterdam Purchaser Agent, Wachovia Bank, National Association, as the VFCC Purchaser Agent, Calyon New York Branch as the Atlantic Purchaser Agent, the other Purchaser Agents from time to time party thereto, the Related Bank Purchasers from time to time party thereto and the other Conduit Purchasers from time to time party thereto (as amended, restated or otherwise modified from time to time in accordance with its terms, the “Sale Agreement”), the Buyer has transferred to the Purchaser Agents, for the benefit of the Conduit Purchasers and the Related Bank Purchasers, all of Buyer’s right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

WHEREAS, the parties hereto desire to add each of Hatco and Anderol as a Seller under the Agreement effective as of May 31, 2007;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.  Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement, or if not defined therein, in the Sale Agreement.

SECTION 2.  Amendments to Agreement.

(a)           As contemplated by Section 10.1 of the Agreement, each of the parties hereto agrees that effective as of May 31, 2007 (the “Effective Date”), each of Hatco and Anderol agrees to sell, transfer, assign, set over and otherwise convey to the Buyer, and the Buyer agrees to purchase from each of Hatco and Anderol, all Receivables and other Related Purchased Assets originated by Hatco and Anderol.

(b)           From and after the Effective Date, each of Hatco and Anderol shall be a “Seller” under the Agreement. In addition, from and after the Effective Date, each of Hatco and Anderol hereby agrees to be bound by all of the terms and conditions applicable to a Seller contained in the Agreement and the other Transaction Documents.

(c)           In connection with the execution and delivery of this Amendment, each of Hatco and Anderol hereby makes, with respect to itself, the representations and warranties set forth in Section 5.1 of the Agreement; provided that, such representations and warranties are made as of the Effective Date hereof, notwithstanding any other date set forth in Section 5.1.

Hatco is a corporation organized under the laws of the State of New Jersey. The chief executive office of Hatco is located at 1020 King George Post Road, Fords, New Jersey 08863. Hatco has no trade names and has not conducted business under any other name since the date of its incorporation other than Hatco Chemical Corporation and Farben Corporation.

Anderol is a corporation organized under the laws of the State of New Jersey. The chief executive office of Anderol is located at 215 Merry Lane, East Hanover, NJ 07936. Anderol has no trade names other than Royal Lubricants and has not conducted business under any other name since the date of its incorporation other than RLI Acquisition, Inc. and Royal Lubricants, Inc.

SECTION 3.  Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

SECTION 4.  Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

SECTION 5.  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signatures Follow]

IN WITNESS WHEREOF, Chemtura, as the Initial Collection Agent, the Sellers, Hatco, Anderol, the Buyer and the Agent have caused this Amendment Number 1 to the Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CHEMTURA CORPORATION (as successor to Crompton
& Knowles Corporation),
as Initial Collection Agent

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749

HATCO CORPORATION, as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	1020 King George Post Road
Fords, New Jersey, 08863

ANDEROL, INC., as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	215 Merry Lane
East Hanover, New Jersey 07936

AMENDMENT 1 TO A&R RECEIVABLES PURCHASE AGREEMENT

GREAT LAKES CHEMICAL CORPORATION, as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749
Attention:	Treasurer

BIO-LAB, INC., as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749
Attention:	Treasurer

CROMPTON & KNOWLES RECEIVABLES
CORPORATION,
as the Buyer

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749

AMENDMENT 1 TO A&R RECEIVABLES PURCHASE AGREEMENT

CONSENTED TO AND AGREED BY:

ABN AMRO BANK N.V.,
as Agent and as Purchaser Agent

By:	/s/ [ILLEGIBLE]
Title:

By:	/s/ DAVID J. DONOFRIO
DAVID J. DONOFRIO
Title:	DIRECTOR

Address:	540 West Madison
Chicago, IL 60661

AMENDMENT 1 TO A&R RECEIVABLES PURCHASE AGREEMENT